CMA

CMA MICHIGAN
MUNICIPAL MONEY FUND

Semi-Annual Report


















September 30, 1996




MERRILL LYNCH BULL LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Michigan
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011



Printed on post-consumer recycled paper




TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 1996, CMA Michigan
Municipal Money Fund paid shareholders a net annualized yield of 2.83%.* As of September 30, 1996, the Fund's 7-day yield was 3.03%.

The Environment
Although the US stock and bond markets rallied late in the six-month period ended September 30, 1996, much of the period was marked by volatility in the capital markets. The US economy demonstrated surprising resilience during the first half of the year. As a result, when economic data releases appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. However, with inflationary pressures still under control, the US central bank did not tighten monetary policy at its September 24 meeting. This development, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with stock market averages reaching historic high levels.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened in early July with the release of a stronger-than-expected employment report for June. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations and were received favorably by investors. The greatest boost in investor confidence occurred in early October with the release of September's employment report, which showed a slight increase in unemployment.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Investors will continue to monitor economic data releases to determine the probable direction of the US economy. The outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.

Investment Outlook and Strategy
While auto industry employment remains the heart of Michigan's "job machine," a growing percentage of Michigan jobs are being generated outside the automotive sector. For example, according to state officials, the share of employment in the State's durable goods sector has fallen from 33.1% in 1960 to 15.8% in 1996. Additionally, drawing upon the state's higher education and health care infrastructure, more bio-tech companies are locating in Michigan, particularly in the Ann Arbor area. Moreover, Michigan's economy continued its strong showing in August as employment grew in most industries across the State, pushing total employment up for the month. In fact, the State's unemployment rate dropped back to the record low level it had reached in June, falling to a seasonally adjusted 4.5% in August, according to the Michigan Employment Security Commission. In addition, despite unpleasantly high incentives, analysts expect US automakers' third quarter profits to rise approximately 36% to a combined $1.9 billion as a result of stronger domestic sales and production. However, for the remainder of 1996, we expect moderate economic growth nationally to translate into more modest Michigan economic performance. Consequently, annual job creation will likely remain slow but steady in the 1.0%--1.5% range.

During the six-month period ended September 30, 1996, the majority of economic indicators reported pointed to strong domestic growth. For example, final revision to second quarter gross domestic product showed the economy grew at an impressive 4.7% during this period. Thus, with the increasing probability that the Federal Reserve Board would tighten monetary policy, we opted to maintain a relatively short average portfolio maturity in the 35-day range for the first half of the six-month period. This benefited the Fund as a result of the fact that variable rate demand obligations outperformed fixed-rate products during most of the first three months of the period.

However, as we entered the second half of the six-month period, it became evident that the Federal Reserve Board was comfortable that economic growth was not strong enough to cause any significant inflationary pressures. Furthermore, with traditional short-term supply entering the market during late July and August, the short-term tax-exempt yield curve steepened with interest rates on one-year paper approaching 4.0%. Consequently, with the expectation that monetary policy may be on hold for a while, we extended the Fund's average portfolio maturity to the 55-day range by mid-September 1996. A majority of this extension was achieved with the purchase of $15 million Detroit, Michigan (Wayne County) State Aid Notes which yield 3.95% and mature on May 1, 1997.

During the six-month period ended September 30, 1996, the State of Michigan's short-term issuance totaled $1.6 billion, an increase from the $951 million issued during the previous six-month period. Finally, we will continue to monitor the marketplace for opportunities that we believe represent value to our shareholders. Diversification and credit quality remain paramount to the Fund.

In Conclusion
We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Darrin J. San Fillippo)
Darrin J. San Fillippo
Vice President and Portfolio Manager




October 24, 1996




Portfolio Abbreviations for CMA Michigan Municipal Money Fund

AMT   Alternative Minimum Tax (subject to)
CP    Commercial Paper
HDA   Housing Development Authority
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
S/F   Single-Family
TAN   Tax Anticipation Notes
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Michigan--         $  1,025   Bedford Township, Michigan, Economic Development Corp. Revenue Bonds
98.3%                         (Form-Tech Steel Inc. Project), VRDN, 4% due 3/01/2010 (a)                        $  1,025
                      4,500   Berrien County, Michigan, Economic Development Corp. Revenue Bonds
                              (Arlington Corp. Project), VRDN, 3.95% due 9/01/2016 (a)                             4,500
                      4,000   Chelsea, Michigan, Economic Development Corp., Limited Obligation
                              Revenue Bonds (Silver Maples of Chelsea), VRDN, 3.80% due 5/15/2028 (a)              4,000
                      3,800   Davison, Michigan, Community School District, State Aid Notes, 4.40% due
                              3/31/1997 (e)                                                                        3,806
                        175   Delta Township, Michigan, Economic Development Corp., IDR, Refunding
                              (Schottenstein Stores), VRDN, 3.85% due 12/01/1997 (a)                                 175
                     15,000   Detroit, Michigan, City School District, State School Aid Notes, 4.50%
                              due 5/01/1997                                                                       15,047
                              Detroit, Michigan, Water Supply System Revenue Bonds, Municipal Trust
                              Floating Rate Receipts, VRDN (a)(f):
                      2,000     Series 6, 3.95% due 7/01/2025                                                      2,000
                      3,500     Series 64, 3.95% due 7/01/2025                                                     3,500
                      1,000   Eaton, Michigan, Inter-School District, TAN, 4.20% due 4/01/1997 (e)                 1,001
                      1,300   Farmington Hills, Michigan, Economic Development Corp., Limited
                              Obligation Revenue Refunding Bonds (Brookfield Building Association),
                              VRDN, 3.85% due 11/01/2010 (a)                                                       1,300
                      2,800   Flint, Michigan, Economic Development Corporation, Economic Development
                              Revenue Bonds (Plastics Research Corp.), VRDN, AMT, 3.90% due 9/01/2004 (a)          2,800
                      9,000   Garden City, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                              (Garden City Hospital Obligation), VRDN, Series A, 3.85% due 9/01/2026 (a)           9,000
                      3,000   Garden City, Michigan, School District, State Aid Notes, 4.30% due 4/15/1997 (e)     3,008
                      3,400   Genesee County, Michigan, Economic Development Corporation, Limited
                              Obligation, Economic Development Revenue Bonds (MM&E Inc. Project),
                              VRDN, 3.90% due 7/01/2005 (a)                                                        3,400
                      2,300   Georgetown Charter Township, Michigan, IDR, Limited Obligation
                              (J & F Steel Corp.), VRDN, AMT, 3.90% due 2/01/2009 (a)                              2,300
                      6,100   Grand Rapids, Michigan, Economic Development Corp., Economic Development
                              Revenue Refunding Bonds (Amway Hotel Corp.), VRDN, Series A, 3.80% due
                              8/01/2017 (a)                                                                        6,100
                        600   Grand Rapids, Michigan, Economic Development Corp., Limited Obligation
                              Revenue Refunding Bonds (Calder), VRDN, Series A, 3.80% due 10/01/2011 (a)             600
                      1,000   Grand Rapids, Michigan, Economic Development Corp. Revenue Bonds
                              (Amway/Grand Plaza Hotel, Facility #1), VRDN, 3.80% due 12/01/2006 (a)               1,000
                      2,810   Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                              AMT, 3.90% due 7/01/2009 (a)                                                         2,810
                      1,200   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds,
                              7.75% due 1/01/1997 (b)                                                              1,235
                        440   Kalamazoo, Michigan, City School District, Refunding, UT, 3.70% due 5/01/1997 (d).     440
                        980   Kalamazoo, Michigan, Public Library, 4% due 4/01/1997                                  980
                      4,500   Kalamazoo, Michigan, TAN, 3.75% due 12/31/1996                                       4,506
                      1,150   Lenawee County, Michigan, Economic Development Corporation, Limited
                              Obligation Revenue Bonds (The Wyatt Project), VRDN, 4% due 5/01/2002 (a)(c)          1,150

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Michigan           $  1,000   Livingston, Michigan, Educational Service Agency, TAN, 4.10%
(continued)                   due 4/01/1997 (e)                                                                 $  1,000
                        900   Melvindale, Michigan, Economic Development Corporation, Limited Obligation
                              Revenue Refunding Bonds (North American Steel Project), VRDN,
                              3.80% due 6/01/1998 (a)                                                                900
                      1,700   Michigan Higher Education Student Loan Authority Revenue Bonds, VRDN,
                              AMT, Series XII-D, 3.90% due 10/01/2015 (a)(c)                                       1,700
                              Michigan Municipal Bond Authority Revenue Notes:
                      7,500     Series A, 4.50% due 7/03/1997                                                      7,533
                      1,000     Series B, 4.50% due 7/25/1997                                                      1,005
                      3,500     Series D, 4.50% due 9/19/1997                                                      3,517
                     14,000   Michigan State Building Authority Revenue Bonds, CP, Series 1, 3.60% due
                              10/16/1996                                                                          14,000
                              Michigan State Building Authority Revenue Bonds, Series I:
                      2,860     (Facilities Program), 4% due 10/01/1996                                            2,860
                        250     Refunding, 3.60% due 10/16/1996                                                      250
                      4,000   Michigan State, HDA (Bloomfield Partners Project), CP, 3.65% due 10/22/96            4,000
                              Michigan State, HDA, Limited Obligation Revenue Bonds, VRDN (a):
                      1,200     (Laurel Valley Housing Price), 3.90% due 12/01/2007                                1,200
                      4,000     (Sand Creek Apartments Project Phase 1), AMT, 4% due 1/01/2029                     4,000
                      2,000     (Woodland Meadows Apartments Project), AMT, 3.95% due 3/01/2013                    2,000
                      2,500   Michigan State, HDA, M/F Housing Revenue Bonds, CP, AMT, Series A, 3.50%
                              due 10/08/1996                                                                       2,500
                      5,845   Michigan State, HDA, S/F Mortgage Revenue Bonds, AMT, Series B, 3.70% due
                              12/01/1996                                                                           5,845
                      8,000   Michigan State Job Development Authority Revenue Bonds (Gordon Food
                              Service Project), VRDN, 3.80% due 8/01/2015 (a)                                      8,000
                              Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (a):
                      1,000     (Adaptive Manufacturing L.L.C. Project), AMT, 4% due 8/01/2016                     1,000
                      1,000     (Akemi Inc. Project), AMT, 4% due 3/01/2021                                        1,000
                      1,500     (BCM&N Project), AMT, 3.90% due 6/01/2020                                          1,500
                      3,100     (Baron Drawn Steel), IDR, AMT, 4.05% due 12/01/2006                                3,100
                      2,500     (Cincinnati Milacron Inc. Project), AMT, 4% due 4/15/2005                          2,500
                      4,200     (Dott Industries Inc. Project), AMT, 3.90% due 6/01/2001                           4,200
                      1,500     (Hercules Drawn Steel Project), AMT, 4% due 8/01/2006                              1,500
                      1,500     (Inalfa-Hollandia Inc. Project), AMT, 4% due 5/01/2016                             1,500
                      2,000     (Ingersoll CM System Inc. Project), AMT, 3.90% due 12/01/2011                      2,000
                        345     (Kay Screen Printing Inc.), AMT, Series A, 4.05% due 1/01/1999                       345
                      3,000     (Midbrook Products Inc., Project), AMT, 3.90% due 10/01/2014                       3,000
                      2,500     (Monarch Hydraulics Inc. Project), AMT, 3.75% due 7/01/2026                        2,500
                      2,000     (Norbert Industries Inc. Project), AMT, UT, 3.75% due 4/01/2006                    2,000
                      1,000     (Nuvar Properties L.L.C. Project), AMT, 3.95% due 7/01/2026                        1,000
                      2,300     (Park Realty L.L.C.), AMT, Series A, 3.95% due 9/01/2026                           2,300
                      1,565     (Perfection Steel Inc. Project), AMT, 3.95% due 3/01/2002                          1,565
                      4,850     Refunding (Lake Shore Inc.), AMT, 4.05% due 11/01/2019                             4,850
                        500     Refunding (Park Village Pines Project), 3.80% due 5/01/2006                          500
                      6,500     (Riverwalk Properties L.L.C. Project), AMT, 4% due 8/01/2021                       6,500
                      4,500     (Temperance Enterprises Co.), AMT, 4.05% due 8/01/2011                             4,500
                      1,675     (Tom Miller Inc. Project), AMT, 3.90% due 12/01/2009                               1,675
                      4,700     (United Waste Systems Inc. Project), AMT, 4% due 4/01/2010                         4,700
                      3,000     (Universal Tube, Inc. Project), AMT, 3.90% due 8/01/2011                           3,000

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (CONCLUDED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Michigan           $  6,700   Michigan State Strategic Fund, PCR, Refunding (General Motors Corp. Project),
(concluded)                   VRDN, Series A, 4% due 4/01/2008 (a)                                              $  6,700
                      7,500   Michigan State Truck Line, VRDN, Series SG-44, 3.95% due 11/15/2024 (a)(d)           7,500
                      4,300   Rochester, Michigan, Community School District, State Aid Notes, 4% due
                              3/31/1997 (e)                                                                        4,305
                      3,000   Southgate, Michigan, Community School District, State Aid Notes, 4.10% due
                              3/30/1997 (e)                                                                        3,004
                        195   Sterling Heights, Michigan, Economic Development Corp., Limited Obligation
                              Revenue Refunding Bonds (Sterling Shopping Center), VRDN, 3.80% due
                              12/01/2010 (a)                                                                         195
                      1,000   Wyoming, Michigan, Economic Development Corp., Revenue Refunding Bonds
                              (Family One Inc. Project), VRDN, AMT, 3.95% due 11/01/2019 (a)                       1,000

                              Total Investments (Cost--$215,432*)--98.3%                                         215,432

                              Other Assets Less Liabilities--1.7%                                                  3,796
                                                                                                                --------
                              Net Assets--100.0%                                                                $219,228
                                                                                                                ========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1996.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FGIC Insured.
(e)Bank Qualified.
(f)MBIA Insured.
  *Cost for Federal income tax purposes.






See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996
Assets:
Investments, at value (identified cost--$215,432,042) (Note 1a)                                            $ 215,432,042
Cash                                                                                                             138,034
Interest receivable                                                                                            1,253,682
Deferred organization expenses (Note 1d)                                                                             527
Prepaid registration fees and other assets (Note 1d)                                                           2,649,695
                                                                                                           -------------
Total assets                                                                                                 219,473,980
                                                                                                           -------------

Liabilities:
Payables:
 Investment adviser (Note 2)                                                              $      99,235
 Distributor (Note 2)                                                                            58,466
 Beneficial interest redeemed                                                                        35          157,736
                                                                                          -------------
Accrued expenses and other liabilities                                                                            88,332
                                                                                                           -------------
Total liabilities                                                                                                246,068
                                                                                                           -------------
Net Assets                                                                                                 $ 219,227,912
                                                                                                           =============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized                      $  21,937,323
Paid-in capital in excess of par                                                                             197,435,908
Accumulated realized capital losses--net (Note 4)                                                               (145,319)
                                                                                                           -------------

Net Assets--Equivalent to $1.00 per share based on 219,373,231 shares of beneficial
interest outstanding                                                                                       $ 219,227,912
                                                                                                           =============





See Notes to Financial Statements


CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                   $   4,413,368

Expenses:
Investment advisory fees (Note 2)                                                         $     619,373
Distribution fees (Note 2)                                                                      152,439
Transfer agent fees (Note 2)                                                                     29,027
Accounting services (Note 2)                                                                     24,665
Professional fees                                                                                24,269
Registration fees (Note 1d)                                                                      20,992
Custodian fees                                                                                   13,482
Printing and shareholder reports                                                                 11,052
Pricing fees                                                                                      2,949
Trustees' fees and expenses                                                                       1,250
Amortization of organization expenses (Note 1d)                                                     267
Other                                                                                             1,577
                                                                                          -------------
Total expenses                                                                                                   901,342
                                                                                                           -------------
Investment income--net                                                                                         3,512,026
Realized Loss on Investments--Net (Note 1c)                                                                      (13,283)
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations                                                       $   3,498,743
                                                                                                           =============






See Notes to Financial Statements


CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                          September 30,       March 31,
Increase (Decrease) in Net Assets:                                                             1996              1996
Operations:
Investment income--net                                                                    $   3,512,026    $   7,385,953
Realized loss on investments--net                                                               (13,283)         (13,976)
                                                                                          -------------    -------------
Net increase in net assets resulting from operations                                          3,498,743        7,371,977
                                                                                          -------------    -------------

Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (3,512,026)      (7,385,953)
                                                                                          -------------    -------------
Net decrease in net assets resulting from dividends to shareholders                          (3,512,026)      (7,385,953)
                                                                                          -------------    -------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            540,107,324    1,072,495,850
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                     3,511,986        7,386,278
                                                                                          -------------    -------------
                                                                                            543,619,310    1,079,882,128
Cost of shares redeemed                                                                    (571,922,085)  (1,052,494,852)
                                                                                          -------------    -------------
Net increase (decrease) in net assets derived from beneficial interest transactions         (28,302,775)      27,387,276
                                                                                          -------------    -------------

Net Assets:
Total increase (decrease) in net assets                                                     (28,316,058)      27,373,300
Beginning of period                                                                         247,543,970      220,170,670
                                                                                          -------------    -------------
End of period                                                                             $ 219,227,912    $ 247,543,970
                                                                                          =============    =============





See Notes to Financial Statements


CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
                                                                       For the
                                                                         Six
                                                                        Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                Sept. 30,        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                                  1996      1996      1995      1994       1993
Per Share Operating Performance:
Net asset value, beginning of period                                  $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .01        .03       .03       .02        .02
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .01        .03       .03       .02        .02
                                                                      --------   --------  --------  --------   --------
Less dividends from investment income--net                                (.01)      (.03)     (.03)     (.02)      (.02)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
Total Investment Return                                                  2.83%*     3.13%     2.57%     1.81%      2.24%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                            .73%*      .73%      .73%      .72%       .65%
                                                                      ========   ========  ========  ========   ========
Expenses                                                                  .73%*      .73%      .73%      .72%       .74%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   2.83%*     3.05%     2.54%     1.79%      2.22%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of period (in thousands)                              $219,228   $247,544  $220,171  $236,435   $200,200
                                                                      ========   ========  ========  ========   ========

*Annualized.





See Notes to Financial Statements.



CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.



CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1996, the Fund had a net capital loss carryforward of approximately $116,000, of which $62,000 expires in 2001, $4,000 expires in 2002, and $50,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



CMA MICHIGAN
MUNICIPAL MONEY FUND


Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Darrin J. San Fillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].